UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): December 3, 2009

CHANGDA INTERNATIONAL HOLDINGS, INC.
(Exact name of registrant as specified in charter)

Nevada	000-53566	98-0521484
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

10th Floor Chenhong Building
No. 301 East Dong Feng Street
Weifang, Shandong, People’s Republic of China 261041
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: +86-1586-311-1662

Copies to:
Richard A. Friedman, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On December 3, 2009, the Board of Directors of Changda International Holdings, Inc. (the “Company”) approved the dismissal of Mazars LLP (“Mazars UK”) as independent auditors for the Company and its subsidiaries.

Since Mazars UK did not issue a report on the Company’s financial statements for the fiscal years ended December 31, 2008 and 2007 or any other relevant period, no report of Mazars UK on the financial statements of the Company contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles.

From the date of Mazars UK’s engagement, January 22, 2009,  through December 3, 2009: (i) there have been no disagreements with Mazars UK on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mazars UK, would have caused it to make reference to the subject matter of the disagreement in connection with its reports and (ii) Mazars UK did not advise the Company of any of the events requiring reporting in this Current Report on Form 8-K under Item 304(a)(1) of Regulation S-K.

The Company provided to Mazars UK the disclosure contained in this Form 8-K and requested Mazars UK to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree. A copy of such letter is attached hereto as Exhibit 16.1

(b)   On December 3, 2009, the Board of Directors of the Company ratified and approved the Company's engagement of Mazars CPA Limited ("Mazars HK") as independent auditors for the Company and its subsidiaries.

During the years ended December 31, 2008 and 2007 and through December 3, 2009, neither the Company nor anyone on its behalf consulted Mazars HK regarding (i) the application of accounting principles to a specific completed or contemplated transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any matter that was the subject of a disagreement or event identified in response to Item 304(a)(1) of Regulation S-K (there being none).

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
16.1	Letter of Mazars LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANGDA INTERNATIONAL HOLDINGS, INC.

Date: December 9, 2009	By:	/s/ QingRan Zhu
Name: QingRan Zhu
Title: Chief Executive Officer